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GreenPoint Credit
Manufactured Housing Contract Trust
Pass-Through Certificates
Series 2000-3, Investor Number 52000051/52000052
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MONTHLY SERVICING SUMMARY                                                                   PERIOD ENDING:         30-Nov-00
-----------------------------------------------------------------------------------------------------------------------------

Determination Date:              12/15/00
Remittance Date:                 12/20/00
Total Pool Prior Period WAC        10.82%                                               Scheduled Balance        Factor
Total Pool Current Period          10.82%                                     BOP Pool     $693,508,261.95       96.4322621%
WAC
Group I Prior Period  WAC          11.53%                                     EOP Pool     $688,796,609.77       95.7771073%
Group I Current Period WAC         11.51%                                  BOP Group I     $421,104,049.14       96.0308113%
Group II Prior Period WAC           9.74%                                  EOP Group I     $417,857,976.20       95.2905596%
Group II Current Period WAC         9.76%                                 BOP Group II     $272,404,212.81       97.0595044%
Class I A Pass Through Rate       8.4500%                                 EOP Group II     $270,938,633.57       96.5373084%
Class I M-1 Pass Through          9.1000%                           Class I A Principal    $317,000,665.20       93.8838405%
Rate                                                                            Balance
Class I M-2 Pass Through          9.2500%                         Class I M-1 Principal     $25,214,000.00      100.0000000%
Rate                                                                            Balance
Class I B-1 Pass Through          9.2500%                         Class I M-2 Principal     $19,733,000.00      100.0000000%
Rate                                                                            Balance
Class I B-2 Pass Through          9.2500%                         Class I B-1 Principal     $24,118,000.00      100.0000000%
Rate                                                                            Balance
Class II A-1 Pass Through         6.8888%                         Class I B-2 Principal     $31,792,311.00      100.0000000%
Rate                                                                            Balance
Class II A-2 Pass Through         6.9000%                                  Class II A-1    $145,938,633.57       93.7566003%
Rate                                                                  Principal Balance
LIBOR                             6.6188%                                  Class II A-2    $125,000,000.00      100.0000000%
                                                                      Principal Balance

I.    RECAP OF POOL:                           LOAN
                                               COUNT                   Class I A           Class I M-1         Class I M-2
                                          ----------------       ---------------------- -------------------  ----------------
      Beginning Certificate Balance                17,476              $320,246,738.14      $25,214,000.00    $19,733,000.00
      Scheduled Principal Reduction                                     (1,060,600.10)                0.00              0.00
      Partial Principal Prepayments                                       (427,937.02)                0.00              0.00
      Principal Prepayments In Full                  (94)                 (764,136.34)                0.00              0.00
      Contract Liquidations                          (49)                 (993,399.48)                0.00              0.00
      Contract Repurchases                            (1)                         0.00                0.00              0.00
      Previously Undistributed Shortfalls                                         0.00                0.00              0.00
                                          ----------------       ---------------------- -------------------  ----------------
      Remaining Certificate Balance                17,332              $317,000,665.20      $25,214,000.00    $19,733,000.00
                                          ================       ====================== ===================  ================

      Liquidation Loss                                                                                0.00              0.00
      Amount
      Adjusted Certificate Balance                                                           25,214,000.00     19,733,000.00
                                                                                        ===================  ================

                                            Class I B-1               Class I B-2          Class II A-1       Class II A-2
                                          ----------------       ---------------------- -------------------  ----------------
      Beginning Certificate Balance        $24,118,000.00               $31,792,311.00     $147,404,212.81   $125,000,000.00
      Scheduled Principal Reduction                  0.00                         0.00        (251,313.47)              0.00
      Partial Principal Prepayments                  0.00                         0.00         (67,312.04)              0.00
      Principal Prepayments In Full                  0.00                         0.00        (562,640.92)              0.00
      Contract Liquidations                          0.00                         0.00        (544,869.65)              0.00
      Contract Repurchases                           0.00                         0.00         (39,443.16)              0.00
      Previously Undistributed Shortfalls            0.00                         0.00                0.00              0.00
                                          ----------------       ---------------------- -------------------  ----------------
      Remaining Certificate Balance        $24,118,000.00               $31,792,311.00     $145,938,633.57   $125,000,000.00
                                          ================       ====================== ===================  ================

      Liquidation Loss                               0.00                         0.00
      Amount
      Adjusted Certificate Balance          24,118,000.00                31,792,311.00
                                          ================       ======================

II.   DISTRIBUTIONS:                                                   Class I A           Class I M-1         Class I M-2
                                                                 ---------------------- -------------------  ----------------
      Principal Distribution Amount                                      $3,246,072.94               $0.00             $0.00
      Interest Distribution Amount                                        2,255,070.78          191,206.17        152,108.54
      Unpaid Interest Shortfall                                                   0.00                0.00              0.00
                                                                 ---------------------- -------------------  ----------------
      Total Distribution                                                 $5,501,143.72         $191,206.17       $152,108.54
                                                                 ====================== ===================  ================

                                            Class I B-1               Class I B-2          Class II A-1       Class II A-2
                                          ----------------       ---------------------- -------------------  ----------------
      Principal Distribution Amount                 $0.00                        $0.00       $1,465,579.24             $0.00
      Interest Distribution Amount             185,909.58                   245,065.73          846,192.31        742,708.33
      Unpaid Interest Shortfall                      0.00                         0.00                0.00              0.00
      Net Funds Carryover Amount                                                                      0.00              0.00
                                          ----------------       ---------------------- -------------------  ----------------
      Total Distribution                      $185,909.58                  $245,065.73       $2,311,771.55       $742,708.33
                                          ================       ====================== ===================  ================

III.  SHORTFALLS                            Class I M-1               Class I M-2          Class I B-1         Class I B-2
                                          ----------------       ---------------------- -------------------  ----------------
      Unpaid Principal Shortfall                     0.00                         0.00                0.00              0.00
      Agg Amount of Liquidation Losses               0.00                         0.00                0.00              0.00
      Liquidation Loss Interest Amount               0.00                         0.00                0.00              0.00
      Unpaid Liquidation Loss Interest               0.00                         0.00                0.00              0.00
      Shortfall
      Principal Shortfall Amount                     0.00                         0.00                0.00              0.00
                                          ----------------       ---------------------- -------------------  ----------------
                                                     0.00                         0.00                0.00              0.00
                                          ================       ====================== ===================  ================

IV.   LOC                                                             Class II A                               Class I B-2
                                                                 ----------------------                      ----------------
      Beginning of Period Available Letter of Credit                     70,164,229.00                         31,792,311.00
      Draws to the Letter of Credit                                               0.00                                  0.00
      Reimbursements to the Letter of Credit                                      0.00                                  0.00
                                                                 ----------------------                      ----------------
      End of Period Available Letter of Credit                           70,164,229.00                         31,792,311.00
                                                                 ======================                      ================

      LOC Replaced, Modified or Cancelled?                                NO                                       NO

V.    AVAILABLE DISTRIBUTION AMOUNT                                     Group I              Group II          Total Pool
                                                                 ---------------------- -------------------  ----------------
      Available Distribution Amount                                       6,032,635.30        3,029,021.73     $9,061,657.03
      Group I Available Funds Shortfall from Group II                             0.00                0.00              0.00
      Group II Available Funds Shortfall from Group I                             0.00                0.00              0.00
      Monthly Advance Amount                                                242,798.44           25,458.15        268,256.59
      Enhancement Payment                                                         0.00                0.00              0.00
      LOC Draw Amount                                                             0.00                0.00              0.00
                                                                 ---------------------- -------------------  ----------------
      Total Available Distribution Amount                                 6,275,433.74        3,054,479.88      9,329,913.62
                                                                 ====================== ===================  ================

VI.   HOLDOVER AMOUNTS
      Class II A-2 Holdover Amount Current Month                                  0.00
      Class II A-2 Aggregate Holdover Amount                                      0.00

VII.  MONTHLY ADVANCE                                                   Group I              Group II          Total Pool
                                                                 ---------------------- -------------------  ----------------
                                     Monthly Advance Amount                $242,798.44          $25,458.15       $268,256.59
                                     Outstanding Amount Advanced           $242,798.44          $25,458.15       $268,256.59



VIII. RESIDUAL                                                          Group I              Group II          Total Pool
                                                                 ---------------------- -------------------  ----------------
      Deposit to Special Account                                                  0.00                0.00              0.00
      Residual Interest Distribution Amount                                      $0.00               $0.00             $0.00



IX.   SCHEDULED MONTHLY MORTGAGE PAYMENTS (P&I):
                                                                        Group I              Group II          Total Pool
                                                                 ---------------------- -------------------  ----------------
                                            Total P&I....                $5,106,708.17       $2,462,327.66     $7,569,035.83
                                            Gross Int....               (4,046,108.07)      (2,211,014.19)    (6,257,122.26)
                                                          ----------------------------- -------------------  ----------------
                                            Principal....                 1,060,600.10          251,313.47      1,311,913.57
                                                          ============================= ===================  ================


X.    SERVICING FEE:                                                    Group I              Group II          Total Pool
                                                                 ---------------------- -------------------  ----------------
                                          Monthly Serviciing Fee           $350,920.04         $227,003.51       $577,923.55
                                                  Senior Monthly                  0.00                0.00             $0.00
                                                   Servicing Fee
                                            Subordinated Monthly                  0.00                0.00             $0.00
                                                   Servicing Fee
                                                Aggregate Unpaid                  0.00                0.00             $0.00
                                               Subordinated Fees
                                                                 ---------------------- -------------------  ----------------


XI.   DELINQUENCY INFORMATION:                                          Group I              Group II          Total Pool
                                                                 ---------------------- -------------------  ----------------
                                               Number 31-59 days                   340                 136               476
                                                      delinquent
                                            Balance 31 - 59 days        $10,996,486.65       $5,797,375.60    $16,793,862.25
                                                      delinquent
                                               Number 60-89 days                    81                  39               120
                                                      delinquent
                                              Balance 60-89 days         $3,103,076.25       $1,554,225.40     $4,657,301.65
                                                      delinquent
                                               Number 90 or more                   107                  47               154
                                                 days delinquent
                                              Balance 90 or more         $4,336,121.35       $1,955,542.58     $6,291,663.93
                                                 days delinquent
                                                                 ---------------------- -------------------  ----------------
                                           EOP Delinquent Number                   528                 222               750
                                          EOP Delinquent Balance        $18,435,684.25       $9,307,143.58    $27,742,827.83
                                                                 ====================== ===================  ================


XII.  REPOSSESSION INFORMATION:                                         Group I              Group II          Total Pool
                                                                 ---------------------- -------------------  ----------------
                                               BOP Repossessions                   131                  72               203
                                                          Number
                                               BOP Repossessions         $4,719,652.34       $2,962,991.98     $7,682,644.32
                                                         Balance
                                                     Plus Number                    54                  28                82
                                              Repossessions this
                                                           Month
                                                    Plus Balance          1,723,152.74          989,530.85      2,712,683.59
                                              Repossessions this
                                                           Month
                                               Less Liquidations                  (34)                (15)              (49)
                                                          Number
                                               Less Liquidations        (1,005,504.18)        (547,969.52)    (1,553,473.70)
                                                         Balance
                                                                 ---------------------- -------------------  ----------------
                                               EOP Repossessions                   151                  85               236
                                                          Number
                                               EOP Repossessions         $5,437,300.90       $3,404,553.31     $8,841,854.21
                                                         Balance
                                                                 ====================== ===================  ================

XII.  REPURCHASES:
                                                                        Group I              Group II          Total Pool
                                                                 ---------------------- -------------------  ----------------
                                                Number Contracts                     0                   1                 1
                                                  Repurchased or
                                                        Replaced
                                               Balance contracts                 $0.00          $39,443.16        $39,443.16
                                                  Repurchased or
                                                        Replaced
                                                 Number Eligible                     0                   0                 0
                                            Substitute Contracts
                                                Balance Elidible                 $0.00               $0.00             $0.00
                                            Substitute Contracts
                                                                 ------------------------------------------------------------
                                                    Total Number                     0                   1                 1
                                                     Repurchases
                                                   Total Balance                 $0.00          $39,443.16        $39,443.16
                                                     Repurchases
                                                                 ====================== ===================  ================

XII.  DELINQUENCY RATIOS                                                Group I              Group II          Total Pool
                                                                 ---------------------- -------------------  ----------------
                                                  Average 30-Day                 2.37%               1.91%             2.19%
                                               Delinquency Ratio
                                                  Average 60-Day                 1.49%               1.11%             1.34%
                                               Delinquency Ratio
                                           Current Realized Loss                 0.10%               0.08%             0.09%
                                                           Ratio


XII.  LIQUIDATION LOSSES:                                               Group I              Group II          Total Pool
                                                                 ---------------------- -------------------  ----------------
                                                 Previous Period           $954,281.10         $335,683.72     $1,289,964.82
                                                   Aggregate Net
                                             Liquidation Losses:
                                                  Current Period         $1,585,261.47         $637,151.44     $2,222,412.91
                                                   Aggregate Net
                                             Liquidation Losses:
                                                  Current Period           $630,980.37         $301,467.72       $932,448.09
                                             Liquidation Losses:


XII.  CERTIFICATE ACCOUNT INTEREST:                                     Group I              Group II          Total Pool
                                                                 ---------------------- -------------------  ----------------
                                                                            $40,646.60          $21,958.46        $62,605.06

XIIi  DEFICIENCY AMOUNTS
                                            Aggregate Deficiency              8,200.00
                                                          Amount
                                             Servicer Deficiency              2,870.00
                                                          Amount

XIV.  EVENTS
                                                   Servicing Fee                    NO
                                            Subordination Event?
                                            Servicer Termination                    NO
                                                          Event?
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